WORLDWIDE
                                                               DOLLARVEST
                                                               FUND, INC.

                                [GRAPHIC OMITTED]

                                               STRATEGIC
                                                        Performance

                                                               Annual Report
                                                               November 30, 1998

                         WORLDWIDE DOLLARVEST FUND, INC.

The Benefits and Risks of Leveraging

The Fund is authorized to utilize leverage in an amount up to 331/3% of the Fund's total assets (including the amount obtained from the leverage).

The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. Since the total assets of the Fund (including the assets obtained from leverage) will be invested in the higher-yielding portfolio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield. Should the differential between the underlying interest rates narrow, the incremental yield "pick up" will be reduced. Furthermore, if long-term interest rates rise, the Common Stock net asset value will reflect the full decline in the entire portfolio holdings therefrom since the assets obtained from leverage do not fluctuate.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.

Proxy Results

During the six-month period ended November 30, 1998, Worldwide DollarVest Fund, Inc. shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on July 9, 1998. The description of each proposal and number of shares voted are as follows:

--------------------------------------------------------------------------------
                                                  Shares Voted  Shares Withheld
                                                      For         From Voting
--------------------------------------------------------------------------------
1. To elect the Fund's
   Board of Directors:   Donald Cecil              6,086,177        145,557
                         Edward H. Meyer           6,053,047        178,687
                         Charles C. Reilly         6,120,627        111,107
                         Richard R. West           6,087,558        144,176
                         Arthur Zeikel             6,092,355        139,379
                         Edward D. Zinbarg         6,088,701        143,033

--------------------------------------------------------------------------------
                                        Shares Voted  Shares Voted  Shares Voted
                                            For         Against       Abstain
--------------------------------------------------------------------------------
2. To ratify the selection of Deloitte
   & Touche LLP as the independent
   auditors of the Fund to serve for
   the current fiscal year.              6,068,258       62,009       101,467
--------------------------------------------------------------------------------

                              Worldwide DollarVest Fund, Inc., November 30, 1998

DEAR SHAREHOLDER

Investment Results

For the year ended November 30, 1998, total investment return of Worldwide DollarVest Fund, Inc. was -45.59%, based on a change in per share net asset value from $15.67 to $6.44, and assuming reinvestment of $3.337 per share income dividends and $0.154 per share capital gains distributions. During the same period, the Fund earned $1.165 per share income dividends, representing a net annualized yield of 18.09%, based on a month-end per share net asset value of $6.44.

For the six-month period ended November 30, 1998, total investment return of Worldwide DollarVest Fund, Inc. was -46.57%, based on a change in per share net asset value from $12.92 to $6.44, and assuming reinvestment of $0.570 per share income dividends.

Investment Environment

The six-month period ended November 30, 1998 will be remembered as one of the most volatile in the recent history of global financial markets. The Russian devaluation and default on its local currency-denominated debt on August 17, 1998 were the detonators that triggered worldwide financial deleveraging and wealth destruction in fixed-income and equity markets already weakened by the Asian crisis and the drag of Japan's economic recession. Early in the period, emerging markets' fixed-income yield spreads widened sharply, liquidity dried up, and the markets braced themselves for the possibility of further credit events elsewhere, particularly in Brazil.

The yield spread between the unmanaged J.P. Morgan Emerging Markets Bond Index (EMBI+) and US Treasury securities widened from 813 basis points (8.13%) on the eve of the Russian devaluation (August 16, 1998) to 1,406 basis points by September 1, 1998 and 1,697 on September 10. This was amid sharply depressed equity prices worldwide, widening spreads in investment-grade corporate and high-yield markets, forced portfolio liquidations by highly leveraged investors, and a flight to quality into US Government securities. In the investment universe of Worldwide DollarVest Fund, Inc., prices traded down toward levels that reflected imminent payment defaults. Yield curves for sovereign debt inverted sharply as short-term assets were sold indiscriminately in the search for liquidity. Trading volumes declined sharply as dealers reduced risk capital and counterpart trading lines, and bid/offer spreads widened even for the most widely held assets.

This dismal investor sentiment and technical pictures gave way to a sharp market rebound in the latter part of the six-month period. This turnaround was triggered by the intervention of the US Federal Reserve Board, which cut interest rates three times beginning September 29, 1998 and whose action was followed by central banks around the world. Prices rallied and the EMBI+ spread over Treasury securities tightened to 1,017 basis points by November 20, 1998, and remained in a narrow range until the close of the six-month period ended November 30, 1998. Several other factors contributed to this recovery as well. A strong rally in world equities, exemplified by the 22.27% rise in the unmanaged Standard & Poor's 500 Index between October 10 and November 27, 1998, benefited investors. In addition, the Group of Seven Industrialized Nations' (G-7) efforts to shore up Brazil's finances and the announcement of an international ad-hoc lending facility that would pool International Monetary Fund (IMF) and industrialized countries' official funds to isolate potentially vulnerable emerging economies from financial contagion aided the recovery.

During the six-month period ended November 30, 1998, investors remained sharply focused on the credit developments affecting Russia and Brazil. In Russia, the devaluation aftershocks triggered bank failures and defaults in financial structures. A political backlash resulted in the resignation of the prime minister and his cabinet, and opened new uncertainties as to Russia's future economic policy and its ability and willingness to service foreign obligations. By the end of the six-month period, Russia had plunged into a sharp economic recession. We believe that a recovery for this country is far into the future. Russian officials now hint that the public sector will be unable to service some of its foreign debt, particularly the debt contracted under the umbrella of the old Soviet Union. Regarding the defaulted local currency debt, terms of its restructuring have yet to be made public.

In Brazil, massive capital outflows reduced foreign reserve levels from $67 billion at the beginning of September to approximately $40 billion by the end of November, with the bulk of the losses occurring in September and early October. Local interest rates rose to extremely high levels, which affected economic activity. Only after the successful reelection of President Cardoso at the end of October was the government in a position to unveil a massive fiscal austerity package. A $41.5 billion funding facility involving IMF and G-7 countries followed, allowing a quick replenishment of Brazil's foreign reserves. The government has begun lowering interest rates as investors await the implementation of the fiscal package, the main elements of which require legislative approval. To date, the program has suffered delays in the hands of congress, which may require the government to enact additional corrective action.

We believe that the financial contagion risks have subsided measurably, particularly for countries such as Argentina and Mexico, whose economies are stronger and diversified and whose macroeconomic policy management during the recent selloff received high marks from credit markets and international financial institutions. Venezuela, which successfully withstood the onslaught on its currency early in the financial crisis, became the object of much investor speculation as the price of oil, which is its main export staple, fell and presidential elections neared. On December 6, 1998, Venezuelans elected Cesar Chavez as their new President on a platform that advocated deep political reforms and populist policies. While Mr. Chavez' initial declarations have reassured investors, the appointment of his future economic cabinet and policy stance will dictate investor sentiment in the short run.

Portfolio Matters

We began the six-month period ended November 30, 1998 with leverage equivalent to 25.2% of total assets and overweight positions in Brazil and Russia. By the end of the six-month period, the Fund was leveraged at 19.5% of the portfolio's total assets. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.) We increased our relative weightings in Argentina to 20.3% of net assets and reduced Brazil's weighting from 52.1% of net assets at the beginning of the period to 14.3% by November 30, 1998. We also allocated 28.5% of the portfolio to US high-yield securities, which we believed offer an attractive risk/reward trade-off since these securities appear to be less vulnerable to potential financial contagion and may lead to higher price appreciation when more stability returns to the markets. Yield spreads relative to the unmanaged CS First Boston High Yield Index have widened to 6.25% over US Treasury securities of similar maturity, several percentage points wider than the historic norm.

In our view, a number of potential developments in the world economy call for continued caution. First, commodity prices (particularly crude oil) have continued in a sharp downward trend, with a deep impact in the balance of payments and fiscal situation of a number of emerging economies, dampening growth prospects and increasing external financial requirements. Second, private capital flows to developing countries may still be waning, which bodes ill for the additional supply of fixed-income securities that will inevitably come to market in the future. Third, the world economy is in the midst of a slowdown that may result in lower international interest rates, improving the attractiveness of emerging market fixed-income securities. However, lower world economic growth may rob emerging countries of markets for their manufactured and commodity exports, which are needed to quickly rebalance their external accounts.

In Conclusion

We thank you for your investment in Worldwide DollarVest Fund, Inc., and we look forward to updating our outlook and strategy with you in our next report to shareholders.

Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Vincent T. Lathbury III

Vincent T. Lathbury III
Vice President and Portfolio Manager

January 6, 1999

Effective December 1, 1998, Vincent T. Lathbury III became portfolio manager of Worldwide DollarVest Fund, Inc. Mr. Lathbury has been First Vice President of Merrill Lynch Asset Management, L.P. (MLAM) (an affiliate of the Investment Adviser) since 1997. Prior thereto, he was Vice President of MLAM from 1982 to 1997.

                                      2 & 3

                              Worldwide DollarVest Fund, Inc., November 30, 1998

SCHEDULE OF INVESTMENTS                                          (in US dollars)


                                                                                                                     Maturity
COUNTRY        Industry                 Face Amount                Bonds                                  Interest     Date
================================================================================================================================
Argentina      Sovereign              US$ 2,500,000  Republic of Argentina, Global Bonds                    9.75%    9/19/2027
               Government
               Obligations
               -----------------------------------------------------------------------------------------------------------------
                                                     Total Bonds in Argentina (Cost--$1,702,500)
================================================================================================================================
Brazil         Communications             5,000,000  Globo Communicacoes e Participacoes S.A.              10.625   12/05/2008
               -----------------------------------------------------------------------------------------------------------------
               Industrial                   500,000  CSN Iron S.A.                                          9.125    6/01/2007
               -----------------------------------------------------------------------------------------------------------------
               Sovereign Government       1,000,000  Republic of Brazil, Global Bonds                      10.125    5/15/2027
               Obligations
               -----------------------------------------------------------------------------------------------------------------
               Utilities--Electric        1,500,000  Espirito Santo--Escelsa                               10.00     7/15/2007
               -----------------------------------------------------------------------------------------------------------------
                                                     Total Bonds in Brazil (Cost--$7,199,375)
================================================================================================================================
Canada         Computer Services--          750,000  Celestica International                               10.50    12/31/2006
               Electronics
               -----------------------------------------------------------------------------------------------------------------
               Media--                    1,000,000  Call-Net Enterprises Inc.                              8.00     8/15/2008
               Communications
               -----------------------------------------------------------------------------------------------------------------
                                                     Total Bonds in Canada (Cost--$1,763,750)
================================================================================================================================
China          Transportation             2,000,000  Cathay International Ltd.(c)                          13.00     4/15/2008
               -----------------------------------------------------------------------------------------------------------------
                                                     Total Bonds in China (Cost--$2,000,000)
================================================================================================================================
Mexico         Industrial                 5,100,000  Petroleos Mexicanos                                    9.50     9/15/2027
               -----------------------------------------------------------------------------------------------------------------
                                                     Total Bonds in Mexico (Cost--$4,908,001)
================================================================================================================================
Panama         Sovereign Government       2,750,000  Republic of Panama(a)                                  8.875    9/30/2027
               Obligations
               -----------------------------------------------------------------------------------------------------------------
                                                     Total Bonds in Panama (Cost--$2,103,750)
================================================================================================================================
Philippines    Sovereign Government       2,000,000  Bangko Sentral Pilipinas                               8.60     6/15/2027
               Obligations
               -----------------------------------------------------------------------------------------------------------------
               Telecommunications         2,000,000  Philippine Long Distance Telephone Co.                 8.35     3/06/2017
               -----------------------------------------------------------------------------------------------------------------
                                                     Total Bonds in the Philippines (Cost--$3,752,140)
================================================================================================================================
Russia         Financial Services         4,500,000  Unexim International Finance BV(d)                     9.875    8/01/2000
               -----------------------------------------------------------------------------------------------------------------
               Sovereign Government         552,617  VnesheconomBank--Government National Bank,
               Obligations                           Floating Rate, Interest Accrual Note(b)(c)(d)          6.625   12/15/2015
                                         29,600,000  VnesheconomBank--Government National Bank,
                                                     Floating Rate, Principal Loan(b)(d)                    6.625   12/15/2020


               -----------------------------------------------------------------------------------------------------------------
                                                     Total Bonds in Russia (Cost--$19,850,163)
================================================================================================================================
United States  Airlines                     500,000  US Air Inc.                                            9.625    2/01/2001
               -----------------------------------------------------------------------------------------------------------------
               Broadcasting--               750,000  Cumulus Media, Inc.                                   10.375    7/01/2008
               Radio & Television
               -----------------------------------------------------------------------------------------------------------------
               Computer Services          1,000,000  Advanced Micro Devices, Inc.                          11.00     8/01/2003
               -----------------------------------------------------------------------------------------------------------------
               Electronics
               -----------------------------------------------------------------------------------------------------------------
               Energy                     1,000,000  Ocean Energy Inc.                                      7.625    7/01/2005
               -----------------------------------------------------------------------------------------------------------------
               Gaming                     1,000,000  Venetian Casino Resorts                               12.25    11/15/2004
               -----------------------------------------------------------------------------------------------------------------
               Health Services              600,000  Fresenius Medical Capital Trust II                     7.875    2/01/2008
               -----------------------------------------------------------------------------------------------------------------
               Hotels                     1,000,000  HMH Properties                                         7.875    8/01/2008
               -----------------------------------------------------------------------------------------------------------------
               Publishing & Printing        500,000  American Lawyer Media, Inc.                            9.75    12/15/2007
               -----------------------------------------------------------------------------------------------------------------
               Real Estate                  500,000  Forest City Enterprises Inc.                           8.50     3/15/2008
               -----------------------------------------------------------------------------------------------------------------
               Telecommunications         1,000,000  Comcast Cellular Holdings, Series B                    9.50     5/01/2007
                                          1,000,000  Intermedia Communication Inc.                          8.60     6/01/2008
                                          1,250,000  Nextel Communications, Inc.(c)                        11.815**  2/15/2008
                                          1,000,000  PSINet, Inc.                                          10.00     2/15/2005
                                          2,000,000  Pinnacle Holdings Inc.                                12.384**  3/15/2008


               -----------------------------------------------------------------------------------------------------------------
                                                     Total Bonds in the United States (Cost--$11,642,750)
================================================================================================================================
Venezuela      Sovereign Government       4,000,000  Republic of Venezuela(a)                               9.25     9/15/2027
               Obligations
               -----------------------------------------------------------------------------------------------------------------
                                                     Total Bonds in Venezuela (Cost--$2,545,000)
================================================================================================================================
                                                     Total Investments in Bonds (Cost--$57,467,429)
================================================================================================================================

                                                                       Brady Bonds*
================================================================================================================================
Argentina      Sovereign Government       8,500,000  Republic of Argentina, Par `L' Bonds(a)                5.75     3/31/2023
               Obligations
               -----------------------------------------------------------------------------------------------------------------
                                                     Total Brady Bonds in Argentina (Cost--$5,575,950)
================================================================================================================================
Ecuador        Sovereign Government       1,754,073  Ecuador-PDI(Bearer)(b)                                 6.625    2/27/2015
               Obligations
               -----------------------------------------------------------------------------------------------------------------
                                                     Total Brady Bonds in Ecuador (Cost--$649,007)
================================================================================================================================
Mexico         Sovereign Government       6,000,000  United Mexican States, Series B(a)                     6.25    12/31/2019
               Obligations                1,000,000  United Mexican States, Series W-A                      6.25    12/31/2019
               -----------------------------------------------------------------------------------------------------------------
                                                     Total Brady Bonds in Mexico (Cost--$5,727,500)
================================================================================================================================
Peru           Sovereign Government       2,000,000  Republic of Peru, Floating Rate Reduction Bonds        3.25     3/07/2017
               Obligations
               -----------------------------------------------------------------------------------------------------------------
                                                     Total Brady Bonds in Peru (Cost--$1,243,277)
================================================================================================================================
                                                     Total Investments in Brady Bonds (Cost--$13,195,734)
================================================================================================================================

                                                                                                               Value    Percent of
COUNTRY        Industry                 Face Amount                Bonds                                     (Note 1a)  Net Assets
==================================================================================================================================
Argentina      Sovereign              US$ 2,500,000  Republic of Argentina, Global Bonds                   $ 2,243,750     5.4%
               Government
               Obligations
               -------------------------------------------------------------------------------------------------------------------
                                                     Total Bonds in Argentina (Cost--$1,702,500)             2,243,750     5.4
==================================================================================================================================
Brazil         Communications             5,000,000  Globo Communicacoes e Participacoes S.A.                3,700,000     8.9
               -------------------------------------------------------------------------------------------------------------------
               Industrial                   500,000  CSN Iron S.A.                                             371,250     0.9
               -------------------------------------------------------------------------------------------------------------------
               Sovereign Government       1,000,000  Republic of Brazil, Global Bonds                          753,750     1.8
               Obligations
               -------------------------------------------------------------------------------------------------------------------
               Utilities--Electric        1,500,000  Espirito Santo--Escelsa                                 1,140,000     2.7
               -------------------------------------------------------------------------------------------------------------------
                                                     Total Bonds in Brazil (Cost--$7,199,375)                5,965,000    14.3
==================================================================================================================================
Canada         Computer Services--          750,000  Celestica International                                   819,375     2.0
               Electronics
               -------------------------------------------------------------------------------------------------------------------
               Media--                    1,000,000  Call-Net Enterprises Inc.                                 975,000     2.3
               Communications
               -------------------------------------------------------------------------------------------------------------------
                                                     Total Bonds in Canada (Cost--$1,763,750)                1,794,375     4.3
==================================================================================================================================
China          Transportation             2,000,000  Cathay International Ltd.(c)                              660,000     1.6
               -------------------------------------------------------------------------------------------------------------------
                                                     Total Bonds in China (Cost--$2,000,000)                   660,000     1.6
==================================================================================================================================
Mexico         Industrial                 5,100,000  Petroleos Mexicanos                                     4,411,500    10.5
               -------------------------------------------------------------------------------------------------------------------
                                                     Total Bonds in Mexico (Cost--$4,908,001)                4,411,500    10.5
==================================================================================================================================
Panama         Sovereign Government       2,750,000  Republic of Panama(a)                                   2,585,000     6.2
               Obligations
               -------------------------------------------------------------------------------------------------------------------
                                                     Total Bonds in Panama (Cost--$2,103,750)                2,585,000     6.2
==================================================================================================================================
Philippines    Sovereign Government       2,000,000  Bangko Sentral Pilipinas                                1,692,500     4.0
               Obligations
               -------------------------------------------------------------------------------------------------------------------
               Telecommunications         2,000,000  Philippine Long Distance Telephone Co.                  1,576,742     3.8
               -------------------------------------------------------------------------------------------------------------------
                                                     Total Bonds in the Philippines (Cost--$3,752,140)       3,269,242     7.8
==================================================================================================================================
Russia         Financial Services         4,500,000  Unexim International Finance BV(d)                        270,000     0.6
               -------------------------------------------------------------------------------------------------------------------
               Sovereign Government         552,617  VnesheconomBank--Government National Bank,
               Obligations                           Floating Rate, Interest Accrual Note(b)(c)(d)              67,696     0.2
                                         29,600,000  VnesheconomBank--Government National Bank,
                                                     Floating Rate, Principal Loan(b)(d)                     1,864,171     4.5
                                                                                                            ----------    ----
                                                                                                             1,931,867     4.7
               -------------------------------------------------------------------------------------------------------------------
                                                     Total Bonds in Russia (Cost--$19,850,163)               2,201,867     5.3
==================================================================================================================================
United States  Airlines                     500,000  US Air Inc.                                               517,100     1.2
               -------------------------------------------------------------------------------------------------------------------
               Broadcasting--               750,000  Cumulus Media, Inc.                                       802,500     1.9
               Radio & Television
               -------------------------------------------------------------------------------------------------------------------
               Computer Services          1,000,000  Advanced Micro Devices, Inc.                            1,067,500     2.6
               -------------------------------------------------------------------------------------------------------------------
               Electronics
               -------------------------------------------------------------------------------------------------------------------
               Energy                     1,000,000  Ocean Energy Inc.                                         995,000     2.4
               -------------------------------------------------------------------------------------------------------------------
               Gaming                     1,000,000  Venetian Casino Resorts                                   955,000     2.3
               -------------------------------------------------------------------------------------------------------------------
               Health Services              600,000  Fresenius Medical Capital Trust II                        594,000     1.4
               -------------------------------------------------------------------------------------------------------------------
               Hotels                     1,000,000  HMH Properties                                            982,500     2.4
               -------------------------------------------------------------------------------------------------------------------
               Publishing & Printing        500,000  American Lawyer Media, Inc.                               520,000     1.2
               -------------------------------------------------------------------------------------------------------------------
               Real Estate                  500,000  Forest City Enterprises Inc.                              502,500     1.2
               -------------------------------------------------------------------------------------------------------------------
               Telecommunications         1,000,000  Comcast Cellular Holdings, Series B                     1,052,500     2.5
                                          1,000,000  Intermedia Communication Inc.                             972,500     2.3
                                          1,250,000  Nextel Communications, Inc.(c)                            767,187     1.8
                                          1,000,000  PSINet, Inc.                                            1,000,000     2.4
                                          2,000,000  Pinnacle Holdings Inc.                                  1,190,000     2.9
                                                                                                             4,982,187    11.9
                                                                                                            ----------    ----
               -------------------------------------------------------------------------------------------------------------------
                                                     Total Bonds in the United States (Cost--$11,642,750)   11,918,287    28.5
==================================================================================================================================
Venezuela      Sovereign Government       4,000,000  Republic of Venezuela(a)                                2,220,000     5.3
               Obligations
               -------------------------------------------------------------------------------------------------------------------
                                                     Total Bonds in Venezuela (Cost--$2,545,000)             2,220,000     5.3
==================================================================================================================================
                                                     Total Investments in Bonds (Cost--$57,467,429)         37,269,021    89.2
==================================================================================================================================

                                                                       Brady Bonds*
==================================================================================================================================
Argentina      Sovereign Government       8,500,000  Republic of Argentina, Par 'L' Bonds(a)                 6,226,250    14.9
               Obligations
               -------------------------------------------------------------------------------------------------------------------
                                                     Total Brady Bonds in Argentina (Cost--$5,575,950)       6,226,250    14.9
==================================================================================================================================
Ecuador        Sovereign Government       1,754,073  Ecuador-PDI(Bearer)(b)                                    858,399     2.0
               Obligations
               -------------------------------------------------------------------------------------------------------------------
                                                     Total Brady Bonds in Ecuador (Cost--$649,007)             858,399     2.0
==================================================================================================================================
Mexico         Sovereign Government       6,000,000  United Mexican States, Series B(a)                      4,620,000    11.1
               Obligations                1,000,000  United Mexican States, Series W-A                         770,000     1.8
               -------------------------------------------------------------------------------------------------------------------
                                                     Total Brady Bonds in Mexico (Cost--$5,727,500)          5,390,000    12.9
==================================================================================================================================
Peru           Sovereign Government       2,000,000  Republic of Peru, Floating Rate Reduction Bonds         1,130,000     2.7
               Obligations
               -------------------------------------------------------------------------------------------------------------------
                                                     Total Brady Bonds in Peru (Cost--$1,243,277)            1,130,000     2.7
==================================================================================================================================
                                                     Total Investments in Brady Bonds (Cost--$13,195,734)   13,604,649    32.5
==================================================================================================================================


                                      4 & 5

                              Worldwide DollarVest Fund, Inc., November 30, 1998

SCHEDULE OF INVESTMENTS (concluded)                              (in US dollars)

                                                                                      Value     Percent of
COUNTRY  Industry       Shares Held                    Trusts                       (Note 1a)   Net Assets
==========================================================================================================
Mexico   Conglomerates   1,242,000   Sidek Credito Trust, Series B(c)              $    43,470       0.1%
         -------------------------------------------------------------------------------------------------
                                     Total Investments in Trusts (Cost--$114,577)       43,470       0.1
==========================================================================================================
         Total Investments (Cost--$70,777,740)                                      50,917,140     121.8
         Liabilities in Excess of Other Assets                                      (9,110,660)    (21.8)
                                                                                   -----------     -----
         Net Assets                                                                $41,806,480     100.0%
                                                                                   ===========     =====
==========================================================================================================

 * Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.

** Represents a step bond; the interest rate shown is the effective yield at the time of purchase by the Fund.

(a) Security represents collateral in connection with reverse repurchase agreements (Note 5).

(b) Represents a pay-in-kind security which may pay interest in additional shares/face.

(c) The security may be offered and sold to "qualified institutional buyers" under Rule 144a of the Securities Act of 1933.

(d) Due to uncertainty of financial and economic conditions in Russia, effective September 29, 1998, interest accrual ceased.

See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

              As of November 30, 1998
==========================================================================================================
Assets:       Investments, at value (identified cost--$70,777,740) (Note 1a) ..               $ 50,917,140
              Receivables:
                Interest ......................................................  $ 2,303,589
                Reverse repurchase agreements (Note 5) ........................    2,450,817
                Securities sold ...............................................    1,356,475     6,110,881
                                                                                 -----------
              Deferred organization expenses (Note 1e) ........................                        831
              Prepaid expenses and other assets ...............................                      2,318
                                                                                              ------------
              Total assets ....................................................                 57,031,170
                                                                                              ------------
==========================================================================================================
Liabilities:  Payables:
                Reverse repurchase agreements (Note 5) ........................   11,525,036
                Short sales (Note 1g) .........................................    2,180,222
                Custodian bank (Note 1h) ......................................      795,844
                Securities purchased ..........................................      506,556
                Interest on short sales (Note 1g) .............................       46,847
                Investment adviser (Note 2) ...................................       23,872    15,078,377
                                                                                 -----------
              Accrued expenses and other liabilities ..........................                    146,313
                                                                                              ------------
              Total liabilities ...............................................                 15,224,690
                                                                                              ------------
==========================================================================================================
Net Assets:   Net assets ......................................................               $ 41,806,480
                                                                                              ============
==========================================================================================================
Capital:      Common Stock, $.10 par value, 200,000,000 shares authorized .....               $    649,414
              Paid-in capital in excess of par ................................                 90,432,850
              Undistributed investment income--net ............................                    703,793
              Accumulated realized capital losses on investments--net (Note 6)                 (17,936,066)
              Accumulated distributions in excess of realized capital gains on
               investments--net (Note 1f) .....................................                (12,182,911)
              Unrealized depreciation on investments--net .....................                (19,860,600)
                                                                                              ------------
              Total--Equivalent to $6.44 per share based on 6,494,144 shares of
               capital stock issued and outstanding (market price--$6.50) .....               $ 41,806,480
                                                                                              ============
==========================================================================================================

                   See Notes to Financial Statements.


                                      6 & 7

                              Worldwide DollarVest Fund, Inc., November 30, 1998

STATEMENT OF OPERATIONS

                         For the Year Ended November 30, 1998
===============================================================================================================
Investment Income        Interest and amortization of premium and discount earned ..               $  9,776,006
(Note 1d):
===============================================================================================================
Expenses:                Interest on reverse repurchase agreements (Note 5) ........   $1,189,677
                         Investment advisory fees (Note 2) .........................      555,438
                         Accounting services (Note 2) ..............................       80,316
                         Interest on short sales ...................................       65,101
                         Professional fees .........................................       50,532
                         Custodian fees ............................................       29,994
                         Printing and shareholder reports ..........................       29,335
                         Directors' fees and expenses ..............................       28,192
                         Transfer agent fees .......................................       20,069
                         Listing fees ..............................................       16,170
                         Amortization of organization expenses (Note 1e) ...........        4,931
                         Pricing services ..........................................          879
                         Other .....................................................       19,183
                                                                                       ----------
                         Total expenses ............................................                  2,089,817
                                                                                                   ------------
                         Investment income--net ....................................                  7,686,189
                                                                                                   ------------
===============================================================================================================
Realized & Unrealized    Realized loss on investments--net .........................                (26,142,101)
Loss on Investments--    Change in unrealized depreciation on investments--net .....                (18,452,841)
                                                                                                   ------------
Net (Notes 1b, 1d & 3):  Net Decrease in Net Assets Resulting from Operations ......               $(36,908,753)
                                                                                                   ============
===============================================================================================================

                   See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                     For the Year Ended
                                                                                                        November 30,
                                                                                                ---------------------------
                  Increase (Decrease) in Net Assets:                                                 1998           1997
===========================================================================================================================
Operations:       Investment income--net .....................................................  $  7,686,189   $  8,589,688
                  Realized gain (loss) on investments--net ...................................   (26,142,101)     8,410,892
                  Change in unrealized appreciation/depreciation on investments--net .........   (18,452,841)   (10,513,250)
                                                                                                ------------   ------------
                  Net increase (decrease) in net assets resulting from operations ............   (36,908,753)     6,487,330
                                                                                                ------------   ------------
===========================================================================================================================
Dividends &       Investment income--net .....................................................   (10,161,119)    (7,604,323)
Distributions to  Realized gain on investments--net ..........................................            --    (13,842,809)
Shareholders      In excess of realized gain on investments--net .............................   (12,182,921)            --
(Note 1f):        Net decrease in net assets resulting from dividends and distributions to      ------------   ------------
                   shareholders ..............................................................   (22,344,040)   (21,447,132)
                                                                                                ------------   ------------
===========================================================================================================================
Capital Stock     Value of shares issued to Common Stock shareholders in reinvestment of
Transactions       dividends and distributions ...............................................       885,633             --
(Note 4):                                                                                       ------------   ------------
===========================================================================================================================
Net Assets:       Total decrease in net assets ...............................................   (58,367,160)   (14,959,802)
                  Beginning of year ..........................................................   100,173,640    115,133,442
                                                                                                ------------   ------------
                  End of year* ...............................................................  $ 41,806,480   $100,173,640
                                                                                                ============   ============
===========================================================================================================================
                  * Undistributed investment income--net (Note 1i) ...........................  $    703,793   $  3,179,608
                                                                                                ============   ============
===========================================================================================================================

                   See Notes to Financial Statements.


                                      8 & 9

                              Worldwide DollarVest Fund, Inc., November 30, 1998

STATEMENT OF CASH FLOWS

                           For the Year Ended November 30, 1998
========================================================================================================
Cash Provided by           Net decrease in net assets resulting from operations .......  $   (36,908,753)
Operating Activities:      Adjustments to reconcile net decrease in net assets
                           resulting from operations to net cash provided by
                           operating activities:
                              Increase in receivables .................................         (306,943)
                              Decrease in other assets ................................        2,601,800
                              Increase in other liabilities ...........................        3,047,278
                              Realized and unrealized loss on investments--net ........       44,594,942
                              Amortization of premium and discount ....................         (789,426)
                                                                                         ---------------
                           Net cash provided by operating activities ..................       12,238,898
                                                                                         ---------------
========================================================================================================
Cash Used for              Proceeds from sales of long-term investments ...............      638,490,544
Investing Activities:      Purchases of long-term investments .........................     (658,186,262)
                           Purchases of short-term investments ........................   (1,019,483,552)
                           Proceeds from sales and maturities of short-term
                            investments ...............................................    1,037,414,442
                                                                                         ---------------
                           Net cash used for investing activities .....................       (1,764,828)
                                                                                         ---------------
========================================================================================================
Cash Used for              Cash receipts from borrowings ..............................       94,921,494
Financing Activities:      Cash payments on borrowings ................................      (85,847,275)
                           Dividends and distributions paid to shareholders ...........      (21,584,209)
                                                                                         ---------------
                           Net cash used for financing activities .....................      (12,509,990)
                                                                                         ---------------
========================================================================================================
Cash:                      Net decrease in cash .......................................       (2,035,920)
                           Cash at beginning of year ..................................        2,035,920
                                                                                         ---------------
                           Cash at end of year ........................................  $            --
                                                                                         ===============
========================================================================================================
Cash Flow                  Cash paid for interest .....................................  $     1,221,431
Information:                                                                             ===============
========================================================================================================

                   See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                                                                                         For the
                                                                                                                         Period
                                                                                                                         Feb. 4,
                  The following per share data and ratios have been derived         For the Year Ended November 30,      1994+ to
                  from information provided in the financial statements.      ----------------------------------------   Nov. 30,
                  Increase (Decrease) in Net Asset Value:                       1998++    1997++       1996       1995    1994
================================================================================================================================
Per Share         Net asset value, beginning of period ...................... $ 15.67    $  18.01   $  12.22   $ 11.90   $ 14.18
Operating         Investment income--net ....................................    1.20        1.34       1.61      1.33       .97
Performance:      Realized and unrealized gain (loss) on investments--net ...   (6.93)       (.32)      5.65       .24     (2.39)
                  Total from investment operations ..........................   (5.73)       1.02       7.26      1.57     (1.42)
                  Less dividends and distributions:
                      Investment income--net ................................   (1.59)      (1.19)     (1.47)    (1.25)     (.86)
                      Realized gain on investments--net .....................      --       (2.17)        --        --        --
                      In excess of realized gain on investments--net ........   (1.91)         --         --        --        --
                  Total dividends and distributions .........................   (3.50)      (3.36)     (1.47)    (1.25)     (.86)
                  Net asset value, end of period ............................ $  6.44    $  15.67   $  18.01   $ 12.22   $ 11.90
                                                                              =======    ========   ========   =======   =======
                  Market price per share, end of period ..................... $  6.50    $  13.75   $  14.75   $ 11.25   $ 11.00
                                                                              =======    ========   ========   =======   =======
================================================================================================================================
Total Investment  Based on market price per share ...........................  (37.42%)     15.91%     45.94%    14.88%   (21.13%)++
Return:**                                                                     =======    ========   ========   =======   =======
                  Based on net asset value per share ........................  (45.59%)      8.19%     64.05%    15.35%    (9.71%)++
                                                                              =======    ========   ========   =======   =======
================================================================================================================================
Ratios to         Expenses, net of reimbursement and excluding interest
Average            expense ..................................................    1.15%        .82%       .80%      .97%      .18%*
Net Assets:                                                                   =======    ========   ========   =======   =======
                  Expenses, net of reimbursement ............................    2.89%       1.47%      2.10%     1.83%      .59%*
                                                                              =======    ========   ========   =======   =======
                  Expenses ..................................................    2.89%       1.47%      2.10%     1.83%     1.26%*
                                                                              =======    ========   ========   =======   =======
                  Investment income--net ....................................   10.63%       7.39%      8.54%    10.48%     8.84%*
                                                                              =======    ========   ========   =======   =======
================================================================================================================================
Supplemental      Net assets, end of period (in thousands) .................. $41,806    $100,174   $115,133   $78,139   $76,052
Data:                                                                         =======    ========   ========   =======   =======
                  Portfolio turnover ........................................  626.23%     578.05%    342.06%   183.01%    68.31%
                                                                              =======    ========   ========   =======   =======
================================================================================================================================
Leverage:         Amount of borrowings outstanding, end of period (in
                   thousands) ............................................... $11,525          --    $53,706   $25,456   $ 8,761
                                                                              =======    ========   ========   =======   =======
                  Average amount of borrowings outstanding during the
                   period (in thousands) .................................... $20,540    $ 11,427   $ 26,812   $10,829   $ 9,853
                                                                              =======    ========   ========   =======   =======
                  Average amount of borrowings per share during the
                   period ................................................... $  3.20    $   1.79   $   4.19   $  1.69   $  1.54
                                                                              =======    ========   ========   =======   =======
================================================================================================================================

 +    Commencement of operations.
++    Based on average shares outstanding.
++    Aggregate total investment return.
 *    Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.

      See Notes to Financial Statements.


                                     10 & 11

                              Worldwide DollarVest Fund, Inc., November 30, 1998

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Worldwide DollarVest Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its common stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol WDV.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options--The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest and capital gains at various rates.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a period not exceeding five years. In accordance with Statement of Position 98-5, any unamortized organization expenses will be expensed on the first day of the next fiscal year beginning after December 15, 1998. This charge will not have any material impact on the operations of the Fund.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distribution of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

(g) Short sales--When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account.

(h) Custodian bank--The Fund recorded an amount payable to the Custodian Bank reflecting an overnight overdraft resulting from a failed trade, which settled the next day.

(i) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $885 have been reclassified between accumulated net realized capital losses and undistributed net investment income and $6 has been reclassified between paid-in capital in excess of par and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.60% of the Fund's average weekly net assets, plus the proceeds of any outstanding borrowings used for leverage.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 1998 were $560,909,191 and $535,653,875, respectively.

Net realized gains (losses) for the year ended November 30, 1998 and net unrealized losses as of November 30, 1998 were as follows:

--------------------------------------------------------------------------------
                                                   Realized          Unrealized
                                                Gains (Losses)         Losses
--------------------------------------------------------------------------------
Long-term investments ......................    $(28,602,450)      $(19,860,600)
Short-term investments .....................          (7,839)                --
Short sales ................................       2,399,818                 --
Options written ............................          51,000                 --
Financial futures contracts ................          17,370                 --
                                                ------------       ------------
Total ......................................    $(26,142,101)      $(19,860,600)
                                                ============       ============
--------------------------------------------------------------------------------


                                     12 & 13

                              Worldwide DollarVest Fund, Inc., November 30, 1998

NOTES TO FINANCIAL STATEMENTS (concluded)

Transactions in call options written for the year ended November 30, 1998 were as follows:

--------------------------------------------------------------------------------
                                                      Nominal Value
                                                       Covered by       Premiums
                                                     Written Options    Received
--------------------------------------------------------------------------------
Outstanding call options written
at beginning of year .............................            --             --
Options written ..................................    13,000,000       $ 51,000
Options expired ..................................   (13,000,000)       (51,000)
                                                     -----------       --------
Outstanding call options written
at end of year ...................................            --       $     --
                                                     ===========       ========
--------------------------------------------------------------------------------

As of November 30, 1998, net unrealized depreciation for Federal income tax purposes aggregated $23,853,406, of which $1,420,842 related to appreciated securities and $25,274,248 related to depreciated securities. At November 30, 1998, the aggregate cost of investments for Federal income tax purposes was $74,770,546.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share. Shares issued and outstanding during the year ended November 30, 1998 increased by 101,182 as a result of dividend reinvestment and during the year ended November 30, 1997 remained constant.

5. Reverse Repurchase Agreements:

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. As of November 30, 1998, the Fund had entered into reverse repurchase agreements in the amount of $11,525,036. For the year ended November 30, 1998, the average amount outstanding was approximately $20,540,000 and the daily weighted average interest rate was 5.79%.

6. Capital Loss Carryforward:

At November 30, 1998, the Fund had a net capital loss carryforward of approximately $25,858,000, all of which expires in 2006. This amount will be available to offset like amounts of any future taxable gains.

7. Subsequent Events:

On December 1, 1998, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.046636 per share payable on December 18, 1998 to shareholders of record as of December 11, 1998. In addition, on December 22, 1998, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.046009 per share payable on January 8, 1999 to shareholders of record as of December 31, 1998.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders, Worldwide DollarVest Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Worldwide DollarVest Fund, Inc. as of November 30, 1998, the related statements of operations for the year then ended, changes in net assets for each of the years in the two-year period then ended, and cash flows for the year then ended, and the financial highlights for each of the years in the four-year period then ended and the period February 4, 1994 (commencement of operations) to November 30, 1994. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 1998 by correspondence with the custodian and brokers or other alternative procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Worldwide DollarVest Fund, Inc. as of November 30, 1998, the results of its operations, the changes in its net assets, its cash flows, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
January 20, 1999

IMPORTANT TAX INFORMATION (unaudited)

Of the net investment income distributions paid monthly by Worldwide DollarVest Fund, Inc. during its fiscal year ended November 30, 1998, 89.53% represents income received by the Fund from foreign sources. There were no foreign taxes associated with this income. Additionally, the Fund paid a short-term capital gain distribution of $1.751525 per share and a long-term capital gain distribution of $.154152 per share to shareholders of record on December 31, 1997.

Please retain this information for your records.

OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Donald Cecil, Director
Roland M. Machold, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President
Vincent T. Lathbury III, Vice President
Gerald M. Richard, Treasurer
Robert Harris, Secretary

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent

The Bank of New York
101 Barclay Street
New York, NY 10286

NYSE Symbol

WDV


                                     14 & 15

The Fund is leveraged to provide shareholders with a potentially higher rate of return. However, leveraging may exaggerate changes in the net asset value of the Fund's shares and in the yield on the Fund's portfolio.

Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report, including the financial information herein, is transmitted to the shareholders of Worldwide DollarVest Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

Worldwide DollarVest
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         #16971--11/98

[RECYCLE LOGO] Printed on post-consumer recycled paper